                                                                   EXHIBIT 10.7




















--------------------------------------------------------------------------------

                             NOVATEL WIRELESS, INC.


                           LOAN AND SECURITY AGREEMENT

--------------------------------------------------------------------------------

        This LOAN AND SECURITY AGREEMENT is entered into as of October 12, 1999, by and between VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank") and NOVATEL WIRELESS, INC. ("Borrower").


                                    RECITALS

        Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.


                                    AGREEMENT

        The parties agree as follows:

        1. DEFINITIONS AND CONSTRUCTION.

           1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

               "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

               "Adjusted Net Worth" means Net Worth plus the book value of the Minority Interest.

               "Advance" or "Advances" means a cash advance or cash advances under the Revolving Facility.

               "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, and partners.

               "Bank Expenses" means all: reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; reasonable Collateral audit fees; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents (including fees and expenses of appeal), incurred before, during and after an Insolvency Proceeding, whether or not suit is brought.

               "Borrower's Books" means all of Borrower's books and records including: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

               "Borrowing Base" means an amount equal to (i) seventy percent (70%) of Eligible Accounts of Borrower and each Guarantor before the Equity Event and eighty percent (80%) thereafter plus (ii) forty percent (40%) of Eligible Inventory of Borrower and each Guarantor (not to exceed One Million Dollars ($1,000,000)), as determined by Bank in its good faith business judgment with reference to the most recent Borrowing Base Certificate delivered by Borrower, provided that Accounts owing to Novatel Canada and Eligible Inventory owned by any Person may not be included in the Borrowing Base after January 31, 2000.

               "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

               "Closing Date" means the date of this Agreement.

               "Code" means the California Uniform Commercial Code.

               "Collateral" means the property described on Exhibit A attached hereto.

               "Committed Revolving Line" means a credit extension of up to Two Million Five Hundred Thousand Dollars ($2,500,000).

               "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

               "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.

               "Credit Extension" means each Advance, Letter of Credit, or any other extension of credit by Bank for the benefit of Borrower hereunder.

               "Current Assets" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

               "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendible at the option of Borrower or any Subsidiary to a date more than one year from the date of determination.

               "Daily Balance" means the amount of the Obligations owed at the end of a given day.

               "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's or a Guarantor's business that comply in all material respects with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

               (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

               (b) Accounts with respect to an account debtor, twenty-five percent (25%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

               (c) Accounts with respect to which the account debtor is an officer, employee, or agent of Borrower;

               (d) Accounts with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

               (e) Accounts with respect to which the account debtor is an Affiliate of Borrower;

               (f) Accounts with respect to which the account debtor does not have its principal place of business in the United States, except for Eligible Foreign Accounts;

               (g) Accounts with respect to which the account debtor is the United States or any department, agency, or instrumentality of the United States, unless there is compliance with the Assignment of Claims Act;

               (h) Accounts with respect to which Borrower is liable to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

               (i) Accounts with respect to an account debtor, including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except that the concentration limit for Accounts owing by OpenSky, Inc. and Metricom shall be forty percent (40%);

               (j) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its reasonable discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

               (k) Accounts the collection of which Bank reasonably determines to be doubtful.

               "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that (i) are supported by one or more letters of credit or insurance in an amount and of a tenor, and issued by a financial institution, insurance company or governmental entity acceptable to Bank, or (ii) that Bank approves on a case-by-case basis.

               "Eligible Inventory" means raw materials and finished goods Inventory approved from time to time by Bank in its good faith business judgment, valued at Bank's reasonable determination of the lower of cost or fair market value.

               "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

               "Equity Event" means the receipt by Borrower after the Closing Date of not less than Fifteen Million Dollars ($15,000,000) from the sale or issuance of its equity securities.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

               "Event of Default" has the meaning assigned in Article 8.

               "GAAP" means generally accepted accounting principles as in effect from time to time.

               "Guarantor" or "Guarantors" means Novatel Wireless Technology, Ltd. and Novatel Wireless Solutions, Inc.

               "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

               "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

               "Intellectual Property Collateral" means all of Borrower's right, title, and interest in and to the following:

               (a) Copyrights, Trademarks and Patents;

               (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

               (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

               (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

               (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

               (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

               (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

               "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing.

               "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

               "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

               "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

               "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other agreement entered into between Borrower and Bank in connection with this Agreement, all as amended or extended from time to time.

               "Material Adverse Effect" means a material adverse effect on (i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

               "Minority Interest" means the equity interest of Borrower in Novatel Canada.

               "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper, and Borrower's Books relating to any of the foregoing.

               "Net Worth" means net worth, as determined in accordance with GAAP.

               "Novatel Canada" means Novatel Wireless Technologies, Ltd., a corporation organized under the laws of Alberta.

               "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

               "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

               "Periodic Payments" means all installments or similar recurring payments that Borrower may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between Borrower and Bank.

               "Permitted Indebtedness" means:

               (a) Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Document;

               (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

               (c) Indebtedness secured by a lien described in clause (c) of the defined term "Permitted Liens," provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;

               (d) Subordinated Debt;

               (e) accounts payable to trade creditors and accrued expenses (other than for money borrowed) that are not aged more than 30 days from due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants;

               (f) rental obligations under existing leases of Borrower;

               (g) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of Borrower's business;

               (h) intercompany indebtedness among Borrower and Guarantors;

               (i) taxes, assessments and governmental charges or levies which are not delinquent or which are being contested in good faith and for which, in accordance with GAAP, adequate reserves have been set aside on the books of Borrower; and

               (j) indebtedness not included in paragraphs (a) through (i) above which does not exceed at any time, in the aggregate, the sum of $50,000.

               "Permitted Investment" means:

               (a) Investments existing on the Closing Date disclosed in the Schedule; and

               (b) (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor's Corporation or Moody's Investors Service, (iii) certificates of deposit maturing no more than one (1) year from the date of investment therein issued by Bank and (iv) Bank's money market accounts.

               "Permitted Liens" means the following:

               (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents;

               (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings, provided the same have no priority over any of Bank's security interests;

               (c) Liens (i) upon or in any equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, or (ii) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

               (d) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

               "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

               "Prime Rate" means the variable rate of interest, per annum, quoted from time to time in the Western Edition of The Wall Street Journal, as the "prime rate," whether or not such rate is the lowest rate available from Bank.

               "Quick Assets" means, at any date as of which the amount thereof shall be determined, the unrestricted cash and cash-equivalents and billed trade accounts receivable of Borrower determined in accordance with GAAP.

               "Responsible Officer" means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of Borrower.

               "Revolving Facility" means the facility under which Borrower may request Bank to issue Advances, as specified in Section 2.1(a) hereof.

               "Revolving Maturity Date" means the day before the first anniversary of the Closing Date.

               "Schedule" means the schedule of exceptions attached hereto, if any.

               "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms reasonably acceptable to Bank (and identified as being such by Borrower and Bank).

               "Subsidiary" means any corporation or partnership in which (i) any general partnership interest or (ii) more than 50% of the stock of which by the terms thereof ordinary voting power to elect the Board of Directors, managers or trustees of the entity, at the time as of which any determination is being made, is owned by Borrower, either directly or through an Affiliate.

               "Tangible Net Worth" means the excess of total assets over Total Liabilities, excluding from the determination of total assets all assets that would be classified as intangible assets under GAAP.

               "Total Liabilities" means at any date as of which the amount thereof shall be determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness.

               "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Borrower connected with and symbolized by such trademarks.

           1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations made hereunder shall be made in accordance with GAAP. When used herein, the terms "financial statements" shall include the notes and schedules thereto.

        2. LOAN AND TERMS OF PAYMENT.

           2.1 Credit Extensions.

               Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof.

               (a) Revolving Advances.

                   (i) Subject to and upon the terms and conditions of this Agreement, Borrower may request Advances in an aggregate outstanding amount not to exceed the lesser of (i) the Committed Revolving Line or (ii) the Borrowing Base, minus, in each case, the aggregate undrawn face amount of the outstanding Letters of Credit, and any drawn but unreimbursed Letters of Credit. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
Section 2.1(a) may be repaid and reborrowed at any time prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(a) shall be immediately due and payable. Borrower may prepay any Advances without penalty or premium. Borrower's obligation to repay the Advances is evidenced by this Agreement and a Promissory Note in substantially the form of Exhibit B attached hereto.

                   (ii) Whenever Borrower desires an Advance, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(a) to Borrower's deposit account.

               (b) Letters of Credit.

                   (i) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, the "Letters of Credit") in an aggregate outstanding face amount not to exceed the lesser of the availability under the Committed Revolving Line and the Borrowing Base; provided the undrawn face amount of such Letters of Credit and any drawn but unreimbursed Letters of Credit shall not in any case exceed Five Hundred Thousand Dollars ($500,000) in the aggregate. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms of Bank's form of standard application and letter of credit agreement, including Bank's fee equal to two percent (2%) of the face amount of each Letter of Credit. On any drawn but unreimbursed Letter of Credit, the unreimbursed amount shall be deemed an Advance under Section 2.1(a). No Letter of Credit may have an expiration date later than the Revolving Maturity Date.

                   (ii) Subject to the penultimate sentence of Section 2.1(b)(i), the obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit, except for expenses caused by Bank's gross negligence or willful misconduct.

           2.2 Overadvances. If at any time the aggregate amount of the outstanding Advances plus the undrawn face amount of any outstanding Letters of Credit, and any drawn but unreimbursed Letters of Credit, exceeds the lesser of the Borrowing Base or the Committed Revolving Line, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

           2.3 Interest Rates, Payments, and Calculations.

               (a) Interest Rate. Except as set forth in Section 2.3(b), the Advances shall bear interest, on the outstanding daily balance thereof, at a rate equal to one and three quarters percent (1.75%) above the Prime Rate, provided the interest rate shall be equal to one half percent (0.5%) above the Prime Rate from and after Bank's receipt of written certification from a Responsible Officer that the Equity Event has occurred.

               (b) Default Rate. All Obligations shall bear interest, from and after the occurrence and during the continuance of an Event of Default, at a rate equal to five (5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

               (c) Payments. Interest hereunder shall be due and payable in arrears on the twenty-seventh calendar day of each month during the term hereof. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts or against the Committed Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

               (d) Computation. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased, effective as of the day the Prime Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

           2.4 Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Eastern time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

           2.5 Fees. Borrower shall pay to Bank the following:

               (a) Facility Fee. On the Closing Date, a Facility Fee equal to Eighteen Thousand Seven Hundred Fifty Dollars ($18,750), which shall be nonrefundable;

               (b) Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, including reasonable attorneys' fees and expenses and, after the Closing Date, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due. Bank shall provide to Borrower monthly accountings of all Bank Expenses.

           2.6 Additional Costs. In case after the date hereof any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

               (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

               (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, Bank; or

               (c) imposes upon Bank any other condition with respect to its performance under this Agreement,

and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to the Obligations, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

           2.7 Term. This Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Revolving Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of

Default. Notwithstanding termination, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

        3. CONDITIONS OF CREDIT EXTENSIONS.

           3.1 Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance reasonably satisfactory to Bank, the following:

               (a) this Agreement;

               (b) a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement;

               (c) a financing statement (Form UCC-1);

               (d) an intellectual property security agreement in the form of Exhibit F hereto;

               (e) an unconditional guaranty and security agreement of each Guarantor;

               (f) a warrant to purchase stock in the form of Exhibit G hereto;

               (g) an agreement to provide insurance;

               (h) a subordination agreement in the form of Exhibit H hereto;

               (i) payment of the fees and Bank Expenses then due specified in
Section 2.5 hereof;

               (j) an audit of the Collateral, the results of which shall be satisfactory to Bank; and

               (k) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

           3.2 Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

               (a) timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and

               (b) the representations and warranties contained in Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). The making of each Credit Extension shall be deemed to be a representation and warranty by Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2(b).

        4. CREATION OF SECURITY INTEREST.

           4.1 Grant of Security Interest. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants and duties under the Loan Documents. Except for Permitted Liens, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof.

           4.2 Delivery of Additional Documentation Required. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, the certificates evidencing all of the outstanding capital stock of each Guarantor (together with stock powers executed in blank), all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

           4.3 Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours but no more than once a year (unless an Event of Default has occurred and is continuing), to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

        5. REPRESENTATIONS AND WARRANTIES.

           Borrower represents and warrants as follows:

           5.1 Due Organization and Qualification. Borrower and each Subsidiary is a corporation duly existing under the laws of its state or province of incorporation and qualified and licensed to do business in any jurisdiction in which failure to be so qualified or licensed could reasonably be expected to have a Material Adverse Effect.

           5.2 Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

           5.3 No Prior Encumbrances. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

           5.4 Bona Fide Eligible Accounts. The Eligible Accounts are bona fide existing obligations. The property giving rise to such Eligible Accounts has been delivered to the account debtor or to the account debtor's agent for immediate shipment to and acceptance by the account debtor, subject only to usual and customary return rights, or the services giving rise to such Eligible Accounts have been fully performed. Borrower has not received notice of actual or imminent Insolvency Proceeding of any account debtor that is included in any Borrowing Base Certificate as an Eligible Account.

           5.5 Merchantable Inventory. All Eligible Inventory is in all material respects of good and marketable quality, free from all material defects.

           5.6 Intellectual Property Collateral. Borrower is the sole owner of the Intellectual Property Collateral, except for non-exclusive licenses granted by Borrower to its customers in the ordinary course of business. Each of the Patents is valid and enforceable, and no part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party. The Intellectual Property Security Agreement sets forth all of the Intellectual Property Collateral that is material to Borrower's business. Except as set forth in the Schedule, Borrower's rights as a licensee of intellectual property do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.

           5.7 Name; Location of Chief Executive Office. Except as disclosed in the Schedule, Borrower has not done business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in Section 10 hereof.

           5.8 Litigation. Except as set forth in the Schedule, there are no actions or proceedings pending by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

           5.9 No Material Adverse Change in Financial Statements. All consolidated financial statements of Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.

           5.10 Solvency, Payment of Debts. Borrower is solvent and able to pay its debts (including trade debts) as they mature.

           5.11 Regulatory Compliance. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could reasonably be expected to have a Material Adverse Effect.

           5.12 Environmental Condition. Except as disclosed in the Schedule, none of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice, or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the releasing, or otherwise disposing of hazardous waste or hazardous substances into the environment.

           5.13 Taxes. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid (unless the same are being contested in good faith by appropriate proceedings), or have made adequate provision for the payment of, all taxes reflected therein.

           5.14 Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

           5.15 Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted, the failure to obtain which could reasonably be expected to have a Material Adverse Effect.

           5.16 Year 2000. Borrower and its Subsidiaries have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a Material Adverse Effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

           5.17 Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading.

        6. AFFIRMATIVE COVENANTS.

           Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

           6.1 Good Standing. Borrower shall maintain its and each of its Subsidiaries' corporate existence in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which could reasonably be expected to have a Material Adverse Effect.

           6.2 Government Compliance. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

           6.3 Financial Statements, Reports, Certificates. Borrower shall deliver to Bank: (a) as soon as available, but in any event within twenty (20) days after the end of each calendar month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form acceptable to Bank and certified by a Responsible Officer; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) as soon as available, but in any event within twenty (20) days after the end of Borrower's fiscal quarter, a company prepared consolidating balance sheet and income statement for Borrower and each Guarantor; (d) copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and, to the extent applicable, all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (e) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could reasonably be expected to result in damages or costs to Borrower or any Subsidiary of Fifty Thousand Dollars ($50,000) or more; (f) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time generally prepared by Borrower in the ordinary course of business; and (g) within thirty (30) days of the last day of each fiscal quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower's intellectual property, including but not limited to any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.

        Within twenty (20) days after the last day of each month in which any Credit Extension is outstanding, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

        Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto.

        Bank shall have a right from time to time hereafter to audit Borrower's Accounts and appraise Collateral at Borrower's expense, provided that such audits will be conducted no more often than annually unless an Event of Default has occurred and is continuing.

           6.4 Inventory; Returns. Borrower shall keep all Inventory in good and marketable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim involves more than Fifty Thousand Dollars ($50,000).

           6.5 Taxes. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.

           6.6 Insurance.

               (a) Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

               (b) All such policies of insurance shall be in such form, with such companies, and in such amounts as reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof, and all liability insurance policies shall show the Bank as an additional insured and shall specify that the insurer must give at least twenty
(20) days notice to Bank before canceling its policy for any reason. Upon Bank's request, Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

           6.7 Year 2000 Compliance. Borrower shall perform all acts reasonably necessary to ensure that Borrower and any business in which Borrower holds a substantial interest become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, promptly upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time reasonably require.

           6.8 Principal Depository. Borrower shall maintain its principal depository and operating accounts with Bank.

           6.9 Quick Ratio. Borrower shall maintain, as of the last day of each fiscal quarter, beginning on March 31, 2000, a ratio of Quick Assets to Current Liabilities of at least 1.25 to 1.00.

           6.10 Profitability. Borrower shall not suffer cumulative monthly losses from the Closing Date through the last day of each month in excess of 125% of the losses set forth in the projection delivered to Bank as of the Closing Date (excluding any loss attributable to the tax expense recognized under GAAP in connection with issuance of warrants to the holders of the Subordinated Debt).

           6.11 Net Worth. Borrower shall maintain at all times through January 31, 2000 a balance of Adjusted Net Worth plus Subordinated Debt of at least One Million Dollars ($1,000,000). Beginning March 31, 2000, Borrower shall maintain as of the last day of each fiscal quarter a Net Worth of at least Ten Million Dollars ($10,000,000).

           6.12 Total Liabilities-Tangible Net Worth. Beginning March 31, 2000, Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Total Liabilities to Tangible Net Worth of not more than 1.00 to 1.00.

           6.13 Registration of Intellectual Property Rights.

                (a) Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable: (i) those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement, within thirty (30) days of the date of this Agreement, (ii) all registerable intellectual property rights Borrower has developed as of the date of this Agreement but heretofore failed to register, within thirty (30) days of the date of this Agreement, and (iii) those additional intellectual property rights developed or acquired by Borrower from time to time in connection with any product, prior to the sale or licensing of such product to any third party, and prior to Borrower's use of such product (including without limitation major revisions or additions to the intellectual property rights listed on such Exhibits A, B and C). Borrower shall give Bank notice of all such applications or registrations.

                (b) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

                (c) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.

                (d) Bank may audit Borrower's Intellectual Property Collateral to confirm compliance with this Section 6.13, provided such audit may not occur more often than once per year, unless an Event of Default has occurred and is continuing. Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.13 to take but which Borrower fails to take, after fifteen (15) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.13.

           6.14 Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

        7. NEGATIVE COVENANTS.

           Borrower covenants and agrees that, so long as any credit hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Credit Extensions, Borrower will not do any of the following without the prior written consent of
Bank:

           7.1 Dispositions. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than: (i) Transfers of Inventory in the ordinary course of business; (ii) Transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries; or (iii) Transfers of surplus, worn-out or obsolete Equipment; or
(iv) Transfers of property with an aggregate value of $50,000 or less per fiscal year of Borrower.

           7.2 Change in Business. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and its Subsidiaries and any business substantially similar or related thereto (or incidental thereto). Borrower will not, without thirty (30) days prior written notification to Bank, relocate its chief executive office.

           7.3 Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person; provided that a Subsidiary of Borrower may merge with and into Borrower, so long as Borrower is the surviving entity.

           7.4 Indebtedness. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

           7.5 Encumbrances. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.

           7.6 Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock, except that Borrower may (i) repurchase the stock of former employees pursuant to stock repurchase agreements, but only so long as an Event of Default does not exist or would not exist after giving effect to such repurchase and
(ii) make distributions in capital stock of Borrower.

           7.7 Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments.

           7.8 Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

           7.9 Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

           7.10 Inventory and Equipment. Store the Inventory or the Equipment with a bailee, warehouseman, or similar party unless Bank has received a pledge of the warehouse receipt covering such Inventory; provided, however, that Borrower may deposit software code in escrow for customers in the ordinary course of business. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory and Equipment only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files at Bank's request a financing statement where needed to perfect Bank's security interest.

           7.11 Compliance. Become an "investment company" or be controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose. Fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply in all material respects with the Federal Fair Labor Standards Act or violate any law or regulation, which violation could reasonably be expected to have a Material Adverse Effect, or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral, or permit any of its Subsidiaries to do any of the foregoing.

           7.12 Negative Pledge Agreements. Borrower shall not permit the inclusion in any contract to which it becomes a party of any provisions that could or might in any way prevent the creation of a security interest in Borrower's rights and interests in any Collateral, unless an exception is made therein for the security interest of Bank.

        8. EVENTS OF DEFAULT.

           Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

           8.1 Payment Default. If Borrower fails to pay, when due, any of the Obligations;

           8.2 Covenant Default. If Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Credit Extensions will be required to be made during such cure period);

           8.3 Material Adverse Change. If there occurs a material adverse change in Borrower's business or financial condition, or if there is a material impairment of the prospect of repayment of any portion of the Obligations or a material impairment of the value or priority of Bank's security interests in the Collateral;

           8.4 Attachment. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within thirty (30) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within thirty (30) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

           8.5 Insolvency. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);

           8.6 Other Agreements. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $250,000 or that could reasonably be expected to have a Material Adverse Effect;

           8.7 Subordinated Debt. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed herein or under any subordination agreement entered into with Bank;

           8.8 Judgments. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least $250,000 shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

           8.9 Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

           8.10 Guaranty. If any guaranty of all or a portion of the Obligations ceases for any reason to be in full force and effect, or any of the circumstances described in any of Sections 8.3, 8.4 or 8.5 occurs with respect to any Guarantor, or any Guarantor fails to perform any obligation under any guaranty of all or a portion of the Obligations, or any Guarantor revokes or purports to revoke any guaranty of the Obligations, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any guaranty of all or a portion of the Obligations or in any certificate delivered to Bank in connection with such guaranty.

        9. BANK'S RIGHTS AND REMEDIES.

           9.1 Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

               (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5, all Obligations shall become immediately due and payable without any action by Bank);

               (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

               (c) Demand that Borrower (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all Letters of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit; and

               (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

               (e) Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's owned premises, Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise, but only for so long as is reasonably required for the exercise of such right;

               (f) Set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

               (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

               (h) Dispose of the Collateral in accordance with the Code, including a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate;

               (i) Bank may credit bid and purchase at any public sale;

               (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

           9.2 Power of Attorney. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) dispose of any Collateral; (e) make, settle, and adjust all claims under and decisions with respect to Borrower's policies of insurance; (f) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (g) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibits A, B, and C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims to have any right, title or interest; (h) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (i) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred if Borrower has not done so within 10 days of Bank's request. The appointment of Bank as Borrower's attorney in fact, and each and every one of Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

           9.3 Accounts Collection. At any time during the term of this Agreement, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

           9.4 Bank Expenses. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrower: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Facility as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

           9.5 Bank's Liability for Collateral. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by Borrower.

           9.6 Remedies Cumulative. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

           9.7 Demand; Protest. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

       10. NOTICES.

           Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

       If to Borrower:    Novatel Wireless, Inc.
                          9360 Towne Centre Drive, Suite 110
                          San Diego, CA  92121
                          Attn:  Mr. Roger Hartman, Chief Financial Officer
                          FAX:  (858) 784-0626

                          with a copy to:

                          Orrick, Herrington & Sutcliffe LLP
                          777 South Figueroa Street, Suite 3200
                          Los Angeles, CA 90017
                          Attn: Peter Leparulo

       If to Bank:        Venture Banking Group
                          Three Palo Alto Square
                          Palo Alto, CA 94306
                          Attn:  Mr. Brad L. Smith
                          FAX: (650) 843-6969

        The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other. Failure to deliver a notice to Borrower's counsel shall not render ineffective any notice delivered to Borrower.

       11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

           This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the state and Federal courts located in the County of Santa Clara, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

       12. GENERAL PROVISIONS.

           12.1 Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; provided, however, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

           12.2 Indemnification. Borrower shall defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Agreement; and
(b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of transactions between Bank and Borrower under this Agreement or the other Loan Documents (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

           12.3 Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.

           12.4 Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

           12.5 Amendments in Writing, Integration. This Agreement cannot be amended or terminated orally. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

           12.6 Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

           12.7 Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 12.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.



                                        NOVATEL WIRELESS, INC.



                                        By: /s/ R. HARTMAN
                                           -------------------------------------

                                        Title: 10/12/99
                                              ----------------------------------


                                        VENTURE BANKING GROUP, a division of
                                        Cupertino National Bank



                                        By: /s/ BRAD SMITH
                                           -------------------------------------

                                        Title: Vice President
                                              ----------------------------------

                                    EXHIBIT A


        The Collateral shall consist of all right, title and interest of Borrower in and to the following:

        (a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

        (b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

        (c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

        (d) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

        (e) All documents, cash, deposit accounts, securities, investment property, financial assets, securities entitlements, securities accounts, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

        (f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

        Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof; provided that, notwithstanding anything in the foregoing description to the contrary, the Collateral shall not include (i) Borrower's equipment and related computer programs and other related general intangibles to the extent the same are subject to a lease or financing arrangement which includes a valid and enforceable prohibition on further encumbrances ("Excluded Equipment"), (ii) additions, attachments, accessories and accessions to, substitutions, replacements and exchanges for, and products and proceeds (including insurance proceeds) of the Excluded Equipment, and (iii) Borrower's rights as licensee under license agreements, the encumbering of which constitutes an event of termination which may be asserted against Borrower; provided that such exclusion shall not apply to proceeds generated from or inventory sold pursuant to any such license agreement; provided, however, that "Collateral" shall include, (A) any general intangible or contract right which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account or goods which are the subject of any Account, and (B) any and all proceeds of any general intangibles or contract rights which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor, or other applicable party with respect to any such otherwise excluded general intangibles, contract rights and Equipment, such general intangibles, contract rights and Equipment as well as any and all proceeds thereof that might theretofore have been excluded from the term "Collateral."

                                    EXHIBIT B

                            REVOLVING PROMISSORY NOTE



$2,500,000                                                 Palo Alto, California
                                                                October 12, 1999


        FOR VALUE RECEIVED, NOVATEL WIRELESS, INC. (the "Borrower"), promises to pay to the order of Venture Banking Group (the "Bank") the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) or, if less, the aggregate amount of Advances (as defined in the Loan Agreement referred to below) made by Bank to Borrower pursuant to the Loan Agreement referred to below outstanding on the Revolving Maturity Date (as defined in the Loan Agreement referred to below). All unpaid amounts of principal and interest shall be due and payable in full on the Revolving Maturity Date.

        Borrower also promises to pay interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Loan Agreement. Notwithstanding any other limitations contained in this Note, Bank does not intend to charge and Borrower shall not be required to pay any interest or other fees or charges in excess of the maximum permitted by applicable law. Any payments in excess of such maximum shall be refunded to the Borrower or credited against principal.

        All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Bank described in the Loan Agreement. Until notified of the transfer of this Note, Borrower shall be entitled to deem Bank or such person who has been so identified by the transferor in writing to the Borrower as the holder of this Note, as the owner and holder of this Note.

        This Note is referred to in, and is entitled to the benefits of, the Loan and Security Agreement dated as of October 12, 1999 (the "Loan Agreement") between Borrower and Bank. The Loan Agreement, among other things, (i) provides for the making of Advances by Bank to Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amounts stated therein, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

        The terms of this Note are subject to amendment only in the manner provided in the Loan Agreement.

        No reference herein to the Loan Agreement and no provision of this Note or the Loan Agreement shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

        Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. Borrower hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

        This Note shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to its choice of law doctrine.

        IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered by its duly authorized officer, as of the date and the place first above written.



                                        NOVATEL WIRELESS, INC.



                                        By: ____________________________________

                                        Title: _________________________________

                                    EXHIBIT C

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

           DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., Pacific Time


TO:  Venture Banking Group                                 DATE: _______________

FAX #:  650-843-6969                                       TIME: _______________

--------------------------------------------------------------------------------

FROM: __________________________________________________________________________
                             CLIENT NAME (BORROWER)

REQUESTED BY:  NOVATEL WIRELESS, INC. __________________________________________
                                              AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE: __________________________________________________________

PHONE NUMBER: __________________________________________________________________

FROM ACCOUNT # _________________________  TO ACCOUNT # _________________________


REQUESTED TRANSACTION TYPE            REQUEST DOLLAR AMOUNT
--------------------------            ---------------------
                                      $_________________________________________
PRINCIPAL INCREASE (ADVANCE)          $_________________________________________
PRINCIPAL PAYMENT (ONLY)              $_________________________________________
INTEREST PAYMENT (ONLY)               $_________________________________________
PRINCIPAL AND INTEREST (PAYMENT)      $_________________________________________

OTHER INSTRUCTIONS:_____________________________________________________________

________________________________________________________________________________


        All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for an Advance confirmed by this Advance Request Form; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  BANK USE ONLY

TELEPHONE REQUEST:
-----------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


____________________________________________        ____________________________
              Authorized Requester                            Phone #


____________________________________________        ____________________________
               Received By (Bank)                             Phone #


                       __________________________________
                           Authorized Signature (Bank)

--------------------------------------------------------------------------------

                                    EXHIBIT D

                           BORROWING BASE CERTIFICATE

--------------------------------------------------------------------------------

Borrower: Novatel Wireless, Inc., Novatel Wireless Solutions, Inc., Novatel
          Wireless Technologies, Ltd.

Commitment Amount:  $2,500,000
--------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
        1.     Accounts Receivable Book Value as of ___                                        $___________
        2.     Additions (please explain on reverse)                                           $___________
        3.     TOTAL ACCOUNTS RECEIVABLE                                                       $___________

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
        4.     Amounts over 90 days due                                        $___________
        5.     Balance of 25% over 90 day accounts                             $___________
        6.     Concentration Limits                                            $___________
        7.     Foreign Accounts                                                $___________
        8.     Governmental Accounts                                           $___________
        9.     Contra Accounts                                                 $___________
        10.    Demo Accounts                                                   $___________
        11.    Intercompany/Employee Accounts                                  $___________
        12.    Other (please explain on reverse)                               $___________
        13.    TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                            $___________
        14.    Eligible Accounts (#3 minus #13)                                                $___________
        15.    LOAN VALUE OF ACCOUNTS (70% of #14)                                             $___________

ELIGIBLE INVENTORY (Until January 31, 2000)
        16.    Inventory Book Value as of _______                                              $___________
               a.     Raw materials                                                            $___________
               b.     Finished goods                                                           $___________
        17.    Loan Value of Inventory (40%) of #16, up to $1,000,000)                         $___________

BALANCES
        18.    Maximum Loan Amount                                                             $2,500,000
        19.    Total Funds Available [Lesser of (#15 + #17) or #18]                            $___________
        20.    Present balance owing on Line of Credit                                         $___________
        21.    Outstanding under Sublimits (Letters of Credit)                                 $___________
        22.    RESERVE POSITION (#18 minus #19 and #20)                                        $___________

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Venture Banking Group.


NOVATEL WIRELESS, INC.


By: _____________________________
          Authorized Signer

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE


TO:     VENTURE BANKING GROUP

FROM:   NOVATEL WIRELESS, INC.


        The undersigned authorized officer of Novatel Wireless, Inc. hereby certifies in his capacity as an officer of the Borrower that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and
(ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

        PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

       REPORTING COVENANT                              REQUIRED                               COMPLIES
       ------------------                              --------                               --------
       Monthly consolidated financial statements       Monthly within 20 days                 Yes    No
       Annual (CPA Audited)                            FYE within 90 days                     Yes    No
       10K and 10Q                                     (as applicable)                        Yes    No
       A/R & A/P Agings, Borrowing Base Cert.          Monthly within 20 days (when           Yes    No
                                                       borrowing)
       A/R Audit                                       Initial and Annual                     Yes    No
       Quarterly consolidating financial statements    Quarterly within 20 days               Yes    No

       FINANCIAL COVENANT                              REQUIRED            ACTUAL               COMPLIES

       Maintain through January 31, 2000:
           Minimum Adjusted Net Worth (monthly)        $1,000,000          $_____             Yes    No
           Profitability/Losses (monthly)              <125% of            $_____             Yes    No
                                                       projected
                                                       cumulative
                                                       monthly losses

       Maintain beginning March 31, 2000
           Minimum Net Worth (quarterly)               $10,000,000         $_____             Yes    No
           Maximum Total Liabilities to TNW            1.00:1.00           _____:1.00         Yes    No
           (quarterly)
           Minimum Quick Ratio (quarterly)             1.25:1.00           _____:1.00         Yes    No


                                                      --------------------------------------------------------
COMMENTS REGARDING EXCEPTIONS:  See Attached.
                                                      BANK USE ONLY

                                                      Received by: _________________________________________
Sincerely,                                                                    AUTHORIZED SIGNER

                                                      Date: ________________________________________________

                                                      Verified: ____________________________________________
_________________________________________________                            AUTHORIZED SIGNER
SIGNATURE

                                                      Date: ________________________________________________
_________________________________________________
TITLE
                                                      Compliance Status                     Yes      No
__________________________________________________
DATE
                                                      --------------------------------------------------------

                             SCHEDULE OF EXCEPTIONS


Permitted Indebtedness  (Section 1.1)

See attached UCC search.

Permitted Investments  (Section 1.1)

None.

Permitted Liens  (Section 1.1)

See attached search.

Prior Names  (Section 5.7)

None.

Litigation  (Section 5.8)

None.

Environmental  (Section 5.12)

None.

                                    EXHIBIT F

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


       This Intellectual Property Security Agreement is entered into as of October 12, 1999 by and between VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank") and NOVATEL WIRELESS, INC. ("Grantor").

                                    RECITALS

       A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated of even date herewith (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

       B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

       NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                    AGREEMENT

       To secure its obligations under the Loan Agreement and any other amounts owing to Bank from time to time, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

       This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

       IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.



                                        GRANTOR:

Address of Grantor:                     NOVATEL WIRELESS INC.

9360 Towne Centre Drive
San Diego, CA  92121                    By:
                                           -------------------------------------

Attn:  Mr. Roger Hartman                Title:
                                              ----------------------------------


                                        BANK:

                                        VENTURE BANKING GROUP, a division of
Address of Bank:                        Cupertino National Bank

Three Palo Alto Square
Palo Alto, CA 94306                     By:
                                           -------------------------------------

Attn:  Mr. Brad Smith                   Title:
                                              ----------------------------------

                                    EXHIBIT A

                                   Copyrights


                                  Registration/        Registration/
                                   Application         Application
Description                          Number                Date
-----------                          ------                ----
None

                                    EXHIBIT B

                                     Patents


                                                              Registration/      Registration/
                                                               Application        Application
Description                                                       Number              Date
-----------                                                       ------              ----
Bus for Cellular Telephone                                      5,109,402

Duplexing Antenna for Portable Radio                            5,231,407

Handheld Power Saving Technique                                 5,129,098

ESN Secure Cellular Data Transmitter                            5,337,345

Controlled Output Amplifier & Power Detector Therefor           4,760,347

R.F. Power Control Circuit                                      4,952,886

R.F. Power Control Circuit (cont.-in-part)                      5,003,270

Power Detector Utilizing Bias Voltage Divider                   5,043,672

Factor 2 Wireline Interface                                     5,526,403

Automatic Power Control for Burst Transmission                  5,438,683

                                    EXHIBIT C

                                   Trademarks


                                    Registration/      Registration/
                                     Application        Application
Description                            Number              Date
-----------                            ------              ----
MERLIN                                75/742,650          07/01/99

                                    EXHIBIT G

                            WARRANT TO PURCHASE STOCK

THE WARRANT EVIDENCED HEREBY, THE SHARES OF PREFERRED STOCK ISSUABLE HEREUNDER, AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE CONVERSION OF SUCH SHARES OF PREFERRED STOCK HAVE BEEN AND WILL BE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND SHALL NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE PROPOSED DISPOSITION IS THE SUBJECT OF A CURRENTLY EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT AND SUCH STATE SECURITIES LAWS IN CONNECTION WITH SUCH DISPOSITION.

                             NOVATEL WIRELESS, INC.

                        PREFERRED STOCK PURCHASE WARRANT

                           VOID AFTER OCTOBER 12, 2004

                    THIS STOCK PURCHASE WARRANT IS ISSUED TO

          VENTURE BANKING GROUP, A DIVISION OF CUPERTINO NATIONAL BANK
                               3 PALO ALTO SQUARE
                               PALO ALTO, CA 94301

(hereinafter called the "initial registered holder" or the "registered holder," which term shall include its successors and assigns) by Novatel Wireless, Inc., a Delaware corporation (hereinafter referred to as the "Company"). Holder is entitled to purchase the number of fully paid and nonassessable shares of the Series C Preferred Stock (the "Shares") of the Company at the initial exercise price per Share (the "Warrant Price") all as set forth herein and as adjusted pursuant to this Warrant, subject to the provisions and upon the terms and conditions set forth of this Warrant. The Warrant shall be exercisable for the number of Shares equal to $150,000 divided by the Warrant Price. If the Company on or prior to January 31, 2000 shall close the sale of its Series C Preferred Stock pursuant to an offering in which the Company receives not less than Fifteen Million Dollars ($15,000,000) (such round being the "Series C Round"), the Warrant Price shall be equal to the weighted average of the price per share at which the Series C Preferred Stock is sold in the Series C Round and the price per share at which the Series B Preferred Stock was last sold in a bona fide venture capital round. If the Company does not close the Series C Round on or prior to January 31, 2000, the Shares shall be Series B Preferred Stock and the Warrant Price shall be the price per share at which the Series B Preferred Stock was last sold in a bona fide venture capital round. The holder of this Warrant is entitled to certain of the benefits conferred by that certain Registration Rights Agreement, as amended, dated as of August 21, 1996, as amended (the "Registration Rights Agreement"), a copy of which is on file at the office of the Company at the address specified below. This Warrant may be transferred by the registered holder only in accordance with the provisions of Sections 1.4 and 5 hereof. A copy of the Registration Rights Agreement will be furnished to any subsequent registered holder hereof upon written request. The Registration Rights Agreement contains an undertaking by the Company under certain circumstances to effect registration and qualification under federal and state securities laws of, or to take other action with respect to, the shares of Common Stock, par value $.001, of the Company ("Common Stock") issuable on conversion of the Shares issued upon exercise of this Warrant.

        Section 1: The Warrant.

               1.1 This Warrant may be exercised in full or in part from time to time. As promptly as practicable after surrender of this Warrant and receipt of payment of the Warrant Price, the Company shall issue and deliver to the registered holder a certificate or certificates for the Shares, as applicable, in certificates of such denominations and in such names as the registered holder may specify, together with any other stock, securities or property to which such holder may be entitled to receive pursuant to Sections 1.5(A), 1.5(B) or 1.5(C) hereof. In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a substitute Warrant of like tenor for the balance of the shares purchasable hereunder. This Warrant shall expire at 8:00 P.M. (Eastern Standard Time) on October 12, 2004 and shall be void thereafter. In lieu of exercising this Warrant by cash payment, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. If the Shares are traded in a public market, the fair market value of the Shares shall be the closing price of the Shares (or the closing price of the Company's stock into which the Shares are convertible) reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

               1.2 During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for the purpose of issue upon exercise of the rights evidenced hereby, a sufficient number of shares of its Shares and Common Stock issuable upon the conversion of such Shares to provide for the exercise of such rights. Upon surrender for exercise, this Warrant shall be canceled and shall not be reissued; provided, however, that upon the partial exercise hereof a substitute Warrant representing the rights to subscribe for and purchase any such unexercised portion hereof shall be issued.

               1.3 Subject to compliance with applicable securities laws, this Warrant may be subdivided into one or more Stock Purchase Warrants entitling the registered holder to purchase Shares in multiples of one or more whole shares, upon surrender of this Warrant by the registered holder for such purpose at the office of the Company.

               1.4 The Company shall maintain at its office (or at such other office or agency of the Company as it may from time to time designate in writing to the registered holder hereof), a register containing the names and addresses of the holders of all Stock Purchase Warrants. The registered holder of such a Warrant shall be the person in whose name such Warrant is originally issued and registered, unless a subsequent holder shall have presented to the Company such Warrant, duly assigned to him, for inspection and a written notice of his acquisition of such Warrant and designating in writing the address of such holder, in which case such subsequent holder of the Warrant shall become a subsequent registered holder. Any registered holder of this Warrant may change his address as shown on such register by written notice to the Company requesting such change. Any written notice required or permitted to be given to the registered holder of this Warrant shall be mailed, by registered or certified mail, to such registered holder at his address as shown on such register.

               1.5 The rights of the registered holder shall be subject to the following terms and conditions:

                      (A) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the date hereof the Company shall make or issue, or fix a record date for the determination of holders of Shares entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Stock Purchase Warrants shall receive upon exercise thereof in addition to the number of Shares receivable thereupon, the amount of securities of the Company that they would have received had their Stock Purchase Warrants been exercised for Shares on the date of such event and had they thereafter, during the period from the date of such event to and including the exercise date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

                      (B) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the date hereof, the Shares issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the registered holder of this Warrant shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of Shares which such Warrant might have been exercisable for immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

                      (C) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the date hereof, the Company shall sell all or substantially all of its assets or merge or consolidate with or into another entity, this Warrant shall thereafter be exercisable for the kind and amount of shares of stock or other securities or property to which a holder of the number of Shares deliverable upon exercise of this Warrant would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section with respect to the rights and interest thereafter of the registered holders of the Stock Purchase Warrants, to the end that the provisions set forth in this Section (including provisions with respect to changes in and other adjustments of the

Warrant Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                      (D) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, including, without limitation, voluntary bankruptcy proceedings, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but shall at all times in good faith assist in the carrying out of all the provisions of this Section and in the taking of all such action as may be necessary or appropriate on order to protect the rights of the registered holder of this Warrant against impairment.

                      (E) Notice of Adjustment of the Warrant Price or Number of Shares. Upon the occurrence of each adjustment, readjustment or other change relating to the Warrant Price or in the number of Shares into which this Warrant is exercisable, then, and in each such case, the Company at its expense shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Company, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease in the number of Shares (or other denominations of securities) purchasable at the Warrant Price upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                      (F) Notice. In case at any time: (1) the Company shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Shares; (2) the Company shall offer for subscription pro rata to the holders of its Shares any additional shares of stock of any class or other rights; (3) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or sale of all or substantially all of its assets to another corporation; or (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of such cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Company of the date on which (a) the books of the Company shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or (b) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of Shares of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

                      (G) Voting Rights. This Warrant shall not entitle the registered holder to any voting rights or any other rights as a stockholder of the Company but upon presentation of this Warrant with the subscription form annexed duly executed and the tender of payment of the

Warrant Price at the office of the Company pursuant to the provisions of this Warrant the registered holder shall forthwith be deemed a stockholder of the Company in respect of the Shares so subscribed and paid for.

                      (H) No Change Necessary. The form of this Warrant need not be changed because of any adjustment in the Warrant Price or in the number of Shares issuable upon its exercise. A Warrant issued after any adjustment on any partial exercise or upon replacement may continue to express the same Warrant Price and the same number of Shares (appropriately reduced in the case of partial exercise) as are stated on this Warrant as initially issued, and that Warrant Price and that number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

        Section 2: Covenant of the Company. All Shares and shares of Common Stock issuable upon conversion of the Shares which may be issued upon the exercise of the rights represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof.

        Section 3: Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the registered holder would, except for the provisions of this Section 3, be entitled to receive a fractional Share, then the Company shall pay in cash to such registered holder an amount equal to such fractional share multiplied by the fair market value of one such Share (as reasonably determined by the Board of Directors of the Company) on the date of such exercise.

        Section 4: Substitution. In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company will issue a new Warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft, or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction), and of indemnity (or, in the case of the initial holder or any other institutional holder, an indemnity agreement) satisfactory to the Company.

        Section 5: Transfer Restrictions. This Warrant, the Shares or the shares of Common Stock issuable upon conversion of the Shares shall not be sold, transferred, pledged or hypothecated unless the proposed disposition is the subject of a currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or unless the Company has received an opinion of counsel reasonably satisfactory in form and scope to the Company that such registration is not required except that such restrictions shall not apply to any transfer of this Warrant, the Shares or the shares of Common Stock issuable upon conversion of the Shares: (i) to a partner or other affiliate of the registered holder, including any entity of which the registered holder or a related entity is a General Partner; (ii) by gift or bequest or through inheritance to, or for the benefit of, any member or members of the registered holder's immediate family; (iii) by a registered holder to a trust (a) in respect of which the registered holder serves as trustee, provided that the trust instrument governing such trust shall provide that the registered holder, as trustee, shall retain sole and exclusive control over the voting and disposition of such Warrant until the termination of this Warrant or (b) for the benefit solely of any member or members of the registered holder's immediate family; and (iv) pursuant to any underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act.

        Section 6: Remedies. The Company stipulates that the remedies at law of the registered holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

        Section 7: Taxes. The Company shall pay any taxes or other charges that may be imposed in respect of the issuance and delivery of the Warrant or any of the Shares or other property upon exercise hereof.

        Section 8: Governing Law. This Warrant shall be deemed a contract made under the laws of the State of Delaware and its provisions and the rights and obligations of the parties hereunder shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Delaware, without regard to its principles of conflicts of laws.

        Section 9: Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

                                      ****

IN WITNESS WHEREOF, the Company has caused this Preferred Stock Purchase Warrant to be signed by its Chief Executive Officer thereunto duly authorized and its corporate seal to be hereunto affixed and attested by its Secretary this ___ day of _______, 1999.

ATTEST:                                      NOVATEL WIRELESS, INC.


By:                                          By:
    -------------------------------              -------------------------------
Name:  Roger Hartman                         Name:  Robert Corey
Its:   Secretary                             Its: Chief Executive Officer

                                SUBSCRIPTION FORM

        The undersigned, the registered holder of the within Preferred Stock Purchase Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ________ shares of Preferred Stock of Novatel Wireless, Inc., and herewith makes payment of $___________ therefor and requests that the certificates representing such shares be issued in the name of and delivered to:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

and if such shares shall not include all of the shares issuable under this Warrant, that a new Warrant of like tenor and date be delivered to the undersigned for the shares not issued.

Dated:
      ------------------------               -----------------------------------
                                             Signature

                               FORM OF ASSIGNMENT

For value received the undersigned hereby sells, assigns and transfers unto _________________________________ whose address is______________________________
________________________________________________________________________________
________________________________________________________________, the within
Preferred Stock Purchase Warrant with respect to ____________ shares purchasable thereby, and does hereby irrevocably constitute and appoint _____________________________________ attorney to transfer such Warrant on the books of the within named corporation with full power of substitution in the premises.

Dated:
      -----------------------------

In the presence of:


-----------------------------------          -----------------------------------
                                             Signature

                                    EXHIBIT H

                             SUBORDINATION AGREEMENT

                            SUBORDINATION AGREEMENT


       This Subordination Agreement is made as of October 12, 1999, by and between ARGO GLOBAL CAPITAL, INC., for itself and on behalf of the Investors, as defined below ("Creditor") and VENTURE BANKING GROUP, a division of Cupertino National Bank ("Bank").

                                    Recitals

       A. Novatel Wireless, Inc. ("Borrower") has requested and/or obtained certain loans or other credit accommodations from Bank to Borrower which are or may be from time to time secured by assets and property of Borrower.

       B. Creditor is the Agent for certain Investors pursuant to a Security Agreement and Stock Pledge dated as of June 15, 1999 between Creditor and Borrower pursuant to which Borrower granted Agent, as agent for the Investors, a security interest in substantially all of Borrower's property. Such security interest secures payment and other obligations owed by Borrower to Agent and Investors under certain Convertible Subordinated Debentures (the "Debentures") issued pursuant to a certain Unit Purchase Agreement (the "NWI Purchase Agreement") and under a certain Guaranty (the "Guaranty") by Borrower for the benefit of Working Ventures Canadian Fund Inc.("Working Ventures").

       C. Bank and Borrower are parties to a Loan and Security Agreement of even date, as amended from time to time (the "Loan Agreement"). Borrower's obligations under the Loan Agreement are guaranteed pursuant to Unconditional Guarantees by each of Borrower's wholly-owned subsidiaries.

       D. In order to induce Bank to extend credit to Borrower and, at any time or from time to time, at Bank's option, to make such further loans, extensions of credit, or other accommodations to or for the account of Borrower, or to purchase or extend credit upon any instrument or writing in respect of which Borrower may be liable in any capacity, or to grant such renewals or extension of any such loan, extension of credit, purchase, or other accommodation as Bank may deem advisable, Creditor, for itself and on behalf of Investors, is willing to subordinate: (i) all of Borrower's indebtedness and obligations to Investors and Creditor, whether presently existing or arising in the future (the "Subordinated Debt"), up to a principal amount of $5,000,000 of Borrower's indebtedness and obligations to Bank; and (ii) all of the security interests of Creditor and Investors, if any, to all of Bank's security interests in the Borrower's property.

       NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

       1. Creditor subordinates to Bank any security interest or lien that Creditor may have in any property of Borrower, Novatel Wireless Solutions, Inc., or Novatel Wireless Technology Ltd. (such entities are sometimes referred to herein as a "Loan Party" or collectively, the "Loan Parties"). Notwithstanding the respective dates of attachment or perfection of the security interest of Creditor and the security interest of Bank, the security interest of Bank in the Collateral, as defined in the Loan Agreement and each other security agreement between Bank and each Loan Party, shall at all times be prior to the security interest of Creditor.

       2. All Subordinated Debt is subordinated in right of payment to all obligations of the Loan Parties to Bank now existing or hereafter arising in a principal amount not to exceed $5,000,000, together with all costs of collecting such obligations (including attorneys' fees), including, without limitation, all interest accruing after the commencement by or against any Loan Party of any bankruptcy, reorganization or similar proceeding, and all obligations under the Loan Agreement (the "Senior Debt").

       3. Except as otherwise permitted in this Section 3, Creditor will not demand or receive from a Loan Party (and no Loan Party will pay to Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Creditor exercise any remedy with respect to the Collateral, nor will Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against a Loan Party, for so long as any portion of the Senior Debt remains outstanding. Subject to the next sentence, Creditor shall not demand or receive from a Loan Party any principal payment under the Subordinated Debt until the Revolving Maturity Date, as defined in the Loan Agreement. Upon (i) the occurrence and continuation of an Event of Default relating to the Senior Debt and (ii) written notice thereof to Creditor from Bank

(a "Payment Blockage Notice"), Creditor may not exercise any remedy nor receive any payment with respect to the Subordinated Debt for any period (a "Payment Blockage Period") commencing on the date of the Payment Blockage Notice and ending on the earliest to occur of the following events: (i) such Event of Default has been cured or has been waived by Bank in writing; (ii) 180 days have passed from the date of such Payment Blockage Notice, unless at the expiration of such period the Senior Debt shall have been accelerated or any judicial proceeding shall be pending that stays or prevents the acceleration of the Senior Debt or the exercise of Bank's remedies in connection therewith, or (iii) such Senior Debt has been discharged or paid in full and Bank's commitment, if any, with respect thereto has been terminated, immediately after which Creditor may exercise such remedies and Borrower may make all required payments in respect of the Subordinated Debt. Notwithstanding the foregoing, Creditor shall be entitled to receive each regularly scheduled payment of interest that constitutes Subordinated Debt, provided that an Event of Default (as defined in the Loan Agreement) has not occurred or would not exist after giving effect to such payment. Notwithstanding any other provisions hereof, Creditor and Investors may at any time (i) convert the Debentures into Borrower's equity securities in accordance with the terms of the Debentures and the NWI Purchase Agreement, and (ii) receive dividends and other distributions made to Borrower's shareholders in accordance with Borrower's Certificate of Incorporation, as amended from time to time, to the extent such dividends and distributions are permitted under the Loan Agreement.

       4. Creditor shall promptly deliver to Bank in the form received (except for endorsement or assignment by Creditor where required by Bank) for application to the Senior Debt any payment, distribution, security or proceeds received by Creditor with respect to the Subordinated Debt other than in accordance with this Agreement.

       5. In the event of a Loan Party's insolvency, reorganization or any case or proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, these provisions shall remain in full force and effect, and Bank's claims against such Loan Party and the estate of such Loan Party shall be paid in full before any payment is made to Creditor.

       6. No amendment of the documents evidencing or relating to the Subordinated Debt shall directly or indirectly modify the provisions of this Agreement in any manner which might terminate or impair the subordination of the Subordinated Debt or the subordination of the security interest or lien that Creditor may have in any property of any Loan Party. By way of example, such instruments shall not be amended to (i) increase the rate of interest with respect to the Subordinated Debt, or (ii) accelerate the payment of the principal or interest or any other portion of the Subordinated Debt.

       7. This Agreement shall remain effective for so long as any Loan Party owes any amounts to Bank under the Loan Agreement or otherwise. Subject to
Section 5, upon satisfaction of all Obligations, as defined in the Loan Agreement, or the conversion of all the Subordinated Debt into equity securities of Borrower, this Agreement shall terminate. Notwithstanding the foregoing, if at any time after payment in full of the Senior Debt any payments of the Senior Debt must be disgorged by Bank for any reason (including, without limitation, the bankruptcy of Borrower), this Agreement and the relative rights and priorities set forth herein shall be reinstated as to all such disgorged payments as though such payments had not been made and Creditor shall immediately pay over to Bank all payments received with respect to the Subordinated Debt to the extent that such payments would have been prohibited hereunder. At any time and from time to time, without notice to Creditor, Bank may take such actions with respect to the Senior Debt as Bank, in its sole discretion, may deem appropriate, including, without limitation, terminating advances to Borrower, increasing the principal amount, extending the time of payment, increasing applicable interest rates, renewing, compromising or otherwise amending the terms of any documents affecting the Senior Debt and any collateral securing the Senior Debt, and enforcing or failing to enforce any rights against any Loan Party or any other person. No such action or inaction shall impair or otherwise affect Bank's rights hereunder. Creditor waives the benefits, if any, of Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2849, 2850, 2899 and 3433.

       8. This Agreement shall bind any successors or assignees of Creditor and shall benefit any successors or assigns of Bank. This Agreement is solely for the benefit of Creditor and Bank and not for the benefit of any Loan Party or any other party. Creditor further agrees that if Borrower is in the process of refinancing a portion of the Senior Debt with a new lender, and if Bank makes a request of Creditor, Creditor shall agree to enter into a new subordination agreement with the new lender on substantially the terms and conditions of this Agreement.

       9. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

       10. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to conflicts of laws principles. Creditor and Bank submit to the exclusive jurisdiction of the state and federal courts located in Santa Clara County, California. CREDITOR AND BANK WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

       11. This Agreement represents the entire agreement with respect to the subject matter hereof, and supersedes all prior negotiations, agreements and commitments. Creditor is not relying on any representations by Bank or any Loan Party in entering into this Agreement, and Creditor has kept and will continue to keep itself fully apprised of the financial and other condition of Borrower. This Agreement may be amended only by written instrument signed by Creditor and Bank.

       12. In the event of any legal action to enforce the rights of a party under this Agreement, the party prevailing in such action shall be entitled, in addition to such other relief as may be granted, all reasonable costs and expenses, including reasonable attorneys' fees, incurred in such action.

       IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

"Creditor"                              "Bank"
ARGO GLOBAL CAPITAL INC.                VENTURE BANKING GROUP, A DIVISION OF
                                        CUPERTINO NATIONAL BANK

By:
   ----------------------------------

Title:
      -------------------------------
                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------
The undersigned approves of the terms
of this Agreement.
                                        "Borrower"

                                        NOVATEL WIRELESS, INC.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        NOVATEL WIRELESS TECHNOLOGY, LTD.

                                        By:
                                           -------------------------------------
                                        Title:
                                              ----------------------------------

                                        NOVATEL WIRELESS SOLUTIONS, INC.

                                        By:
                                           -------------------------------------
                                        Title:
                                           -------------------------------------

                         CORPORATE RESOLUTIONS TO BORROW


--------------------------------------------------------------------------------

BORROWER:      Novatel Wireless, Inc.
--------------------------------------------------------------------------------

        I, the undersigned Secretary or Assistant Secretary of Novatel Wireless, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

        I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation, as amended, and the Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

        I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

        BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

          NAMES                    POSITION                ACTUAL SIGNATURES
          -----                    --------                -----------------

________________________    ________________________    ________________________

________________________    ________________________    ________________________

________________________    ________________________    ________________________

________________________    ________________________    ________________________

acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

        BORROW MONEY. To borrow from time to time from Venture Banking Group, a division of Cupertino National Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of October 12, 1999 (the "Loan Agreement").

        EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the Loan Agreement and any other agreement entered into between Borrower and Bank in connection with the Loan Agreement, all as amended or extended from time to time (collectively, with the Loan Agreement, the "Loan Documents"), and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for the Loan Documents, or any portion thereof.

        GRANT SECURITY; ISSUE WARRANTS. To grant a security interest to Bank in the Collateral described in the Loan Documents, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Documents, and to issue to Bank a warrant to purchase the Corporation's capital stock.

        NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        LETTERS OF CREDIT. To execute letters of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on _______________, 1999 and attest that the signatures set opposite the names listed above are their genuine signatures.



                                        CERTIFIED AND ATTESTED BY:


                                        X_______________________________________

--------------------------------------------------------------------------------

                         AGREEMENT TO PROVIDE INSURANCE


TO:     VENTURE BANKING GROUP                  Date:  October 12, 1999
        Three Palo Alto Square
        Palo Alto, CA  94306                   Borrower:  Novatel Wireless, Inc.


        In consideration of a loan in the amount of $2,500,000, secured by all tangible personal property including inventory and equipment.

        I/We agree to obtain adequate insurance coverage to remain in force during the term of the loan.

        I/We also agree to advise the below named agent to add Venture Banking Group, a division of Cupertino National Bank as lender's loss payable on the new or existing insurance policy, and to furnish Bank at above address with a copy of said policy/endorsements and any subsequent renewal policies.

        I/We understand that the policy must contain:

        1. Fire and extended coverage in an amount sufficient to cover:

           (a) The amount of the loan, OR

           (b) All existing encumbrances, whichever is greater,

        But not in excess of the replacement value of the improvements on the real property.

        2. Lender's "Loss Payable" Endorsement Form 438 BFU in favor of Venture Banking Group, a division of Cupertino National Bank, or any other form acceptable to Bank.


                              INSURANCE INFORMATION

Insurance Co./Agent                                Telephone No.:

Agent's Address:

                  Signature of Obligor: _______________________

                  Signature of Obligor: _______________________

--------------------------------------------------------------------------------



---------------------------------------------------------

                       FOR BANK USE ONLY

INSURANCE VERIFICATION: Date: _________________________

Person Spoken to: _____________________________________

Policy Number: ________________________________________

Effective From: ______ To: ____________________________

Verified by: __________________________________________

---------------------------------------------------------

                               FIRST AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     This First Amendment to Loan and Security Agreement, is entered into as of November 9, 1999, (the "Amendment"), by and between Venture Banking Group, a division of Cupertino National Bank ("Bank") and Novatel Wireless, Inc. ("Borrower"). Capitalized terms used herein without definition shall have the same meanings as is given to them in the Agreement (defined below).

                                    RECITALS

     A. The Borrower and the Bank have entered into that certain Loan and Security Agreement dated as of October 12, 1999, (as amended or modified from time to time, the "Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money.

     B. Borrower has disclosed to Bank a breach of Section 6.11, entitled Net Worth as of fiscal month ending October 31, 1999, the Borrower desires that the Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

     C. Subject to the representations and warranties of the Borrower herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to amend the Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. THE BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

          (a) the execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Amended and Restated Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect; and

          (b) immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default that has not be disclosed to Bank.

     SECTION 2. AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

          2.1 Bank hereby waives Borrower's breach of Section 6.11, entitled Net Worth as of fiscal month ending October 31, 1999. Any further breach of this covenant is not waived.

     Except as waived hereby, the Agreement, as the same may have previously been waived, shall remain unaltered and in full force and effect. This Amendment shall not be a waiver of any existing default or breach of a covenant unless specified herein.

     SECTION 3. LIMITATION. The amendments and waivers set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

      SECTION 4.  EFFECTIVENESS.    This Amendment shall become effective upon:

            (1) The execution and delivery of a copy hereof by Borrower to the Bank;

            (2) The execution and delivery of a certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

            (3) The payment of the amendment fee in the amount of One Thousand Dollars ($1,000) by Borrower to the Bank; and

            (4) Bank shall have received, in form and substance satisfactory to Bank, such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

      SECTION 5. RELEASE AND WAIVER. BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

      SECTION 6.  COUNTERPARTS.     This Amendment may be signed in any number
of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

BORROWER                            NOVATEL WIRELESS, INC.

                                    By: [SIGNATURE ILLEGIBLE]
                                       ------------------------------------

                                    Title: VP/CFO
                                          ---------------------------------


BANK                                VENTURE BANKING GROUP, a division of
                                    Cupertino National Bank

                                    By: [SIGNATURE ILLEGIBLE]
                                       ------------------------------------

                                    Title: Vice President
                                          ---------------------------------

                              SECOND AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT

     This Second Amendment to Loan and Security Agreement is entered into as of July 13, 2000, (the "Amendment"), by and between Venture Banking Group, a division of Cupertino National Bank ("Bank") and Novatel Wireless, Inc. ("Borrower"). Capitalized terms used herein without definition shall have the same meanings as is given to them in the Agreement (defined below).

                                    RECITALS

     A. The Borrower and the Bank have entered into that certain Loan and Security Agreement dated as of October 12, 1999, (as amended or modified from time to time, the "Agreement") pursuant to which the Bank has agreed to extend and make available to the Borrower certain advances of money.

     B. Borrower has disclosed to Bank (i) a breach of Section 6.10, entitled Profitability as of fiscal year ending December 31, 1999 and (ii) a breach of Sections 6.9, 6.10, 6.11, and 6.12 entitled Quick Ratio, Profitability, Net Worth, and Total Liabilities-Tangible Net Worth, respectively, as of fiscal quarter ending March 31, 2000. The Borrower desires that the Bank amend the Loan Agreement upon the terms and conditions more fully set forth herein.

     C. Subject to the representations and warranties of the Borrower herein and upon the terms and conditions set forth in this Amendment, the Bank is willing to amend the Agreement.

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

     SECTION 1. THE BORROWER'S REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

          (a) the execution, delivery, and performance of the Loan Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Amended and Restated Articles of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect; and

          (b) Immediately before and immediately after giving effect to this Amendment, no event shall have occurred and be continuing which constitutes an Event of Default that has not be disclosed to Bank.

     SECTION 2.     AMENDMENTS TO THE LOAN AND SECURITY AGREEMENT.

          2.1 Bank hereby waives (i) Borrower's breach of Section 6.10, entitled Profitability as of fiscal year ending December 31, 1999 and (ii) Borrower's breach of Sections 6.9, 6.10, 6.11, and 6.12 entitled Quick Ratio, Profitability, Net Worth, and Total Liabilities-Tangible Net Worth, respectively, as of fiscal quarter ending March 31, 2000. Any further breach of this covenant is not waived.

     Except as waived hereby, the Agreement, as the same may have previously been waived, shall remain unaltered and in full force and effect. This Amendment shall not be a waiver of any existing default or breach of a covenant unless specified herein.

     SECTION 3. LIMITATION. The amendments and waivers set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a modification of any other term or condition of the Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which the Bank may now have or may have in the future under or in connection with the Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Agreement shall continue in full force and effect.

       SECTION 4.   EFFECTIVENESS. This Amendment shall become effective upon:

             (1) The execution and delivery of a copy hereof by Borrower to the Bank; and

             (2) Bank shall have received, in form and substance satisfactory to Bank, such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

       SECTION 5. RELEASE AND WAIVER. BORROWER HEREBY REPRESENTS AND WARRANTS TO THE BANK THAT IT HAS NO KNOWLEDGE OF ANY FACTS THAT WOULD SUPPORT A CLAIM, COUNTERCLAIM, DEFENSE OR RIGHT OF SET-OFF, AND HEREBY RELEASES BANK FROM ALL LIABILITY ARISING UNDER OR WITH RESPECT TO AND WAIVES ANY AND ALL CLAIMS, COUNTERCLAIMS, DEFENSES AND RIGHTS OF SET-OFF, AT LAW OR IN EQUITY, THAT BORROWER MAY HAVE AGAINST BANK EXISTING AS OF THE DATE OF THIS AMENDMENT ARISING UNDER OR RELATED TO THIS AMENDMENT, THE AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR TO ANY ACT OR OMISSION TO ACT BY THE BANK WITH RESPECT HERETO OR THERETO.

       SECTION 6. COUNTERPARTS. This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.



BORROWER                                NOVATEL WIRELESS, INC.

                                        BY:   /s/ [Signature Illegible]
                                              -------------------------------

                                        Title:   VP & CFO
                                              -------------------------------

BANK                                    VENTURE BANKING GROUP, a division of
                                        Cupertino National Bank

                                        By:    /s/
                                              -------------------------------

                                        Title:  Vice President
                                              -------------------------------



                                       2